Equity (Tables)	12 Months Ended
Dec. 31, 2023
Equity.
Summary of Shareholding Percentage

Companies with their shareholding percentage are as follows:

	31 December 2023		31 December 2022
	(%)	TL	(%)	TL
Public Share	53.95	1,187,004	53.95	1,187,004
TVF BTIH	26.20	576,400	26.20	576,400
IMTIS Holdings	19.80	435,600	19.80	435,600
Other	0.05	996	0.05	996
Total	100	2,200,000	100	2,200,000

Inflation adjustment to share capital		30,134,546		30,134,546
Inflation adjusted capital		32,334,546		32,334,546